TCW ETF TRUST

(the “Trust”)

TCW Transform 500 ETF
TCW Transform Systems ETF
TCW Transform Supply Chain ETF
TCW Artificial Intelligence ETF
TCW Compounders ETF
(each, a “Fund” and a series of the Trust)

Supplement dated June 13, 2025
to each Fund’s Prospectus
and Statement of Additional Information (the “SAI”)1

Effective as of the open of trading on June 27, 2025 (the “Effective Date”), the listing exchange for shares of each of TCW Artificial Intelligence ETF (ticker: AIFD), TCW Compounders ETF (ticker: GRW), TCW Transform 500 ETF (ticker: VOTE), TCW Transform Systems ETF (ticker: PWRD) and TCW Transform Supply Chain ETF (ticker: SUPP) will be changed from New York Stock Exchange LLC (“NYSE”) to National Association of Securities Dealers’ Automatic Quotation System (“NASDAQ”).

Accordingly, as of the Effective Date, all references to “New York Stock Exchange LLC” and “NYSE” in the Prospectus and SAI of each Fund are deleted and replaced with “National Association of Securities Dealers’ Automatic Quotation System” and “NASDAQ”, respectively.

Shareholders of each Fund should retain this Supplement for future reference.

1 The Prospectus of each Fund is dated February 28, 2025, as supplemented February 28, 2025 and May 30, 2025. The SAI of each Fund is dated February 28, 2025, as supplemented February 28, 2025 and May 30, 2025.